UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 6, 2016 (June 30, 2016)

_________________________

RECON TECHNOLOGY, LTD

(Exact name of registrant as specified in charter)

Cayman Islands	001-34409	N/A
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Room 1902, Building C, King Long International Mansion

No. 9 Fulin Road

Beijing, 100107

People’s Republic of China

 (Address of Principal Executive Offices) (Zip code)

(86) 10-84945799

 (Registrant’s Telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 30, 2016 at 9:00 AM Beijing Time, Recon Technology, Ltd. (the “Company”) held its fiscal year 2015 annual general meeting of shareholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s shareholders approved the three proposals listed below. The final results for the votes regarding each proposal are set forth below. Each of these proposals is described in detail in the Company’s proxy statement, filed with the Securities and Exchange Commission on June 6, 2016.

1.  Elect two Class III directors to the Company’s board of directors to serve until the 2018 Annual Meeting or until their successors are elected and qualified.

	Votes		Broker
Name	For	Withheld	Non-Votes
Shenping Yin	1,813,436	3,387	1,494,811
Guangqiang Chen	1,813,436	3,387	1,494,811

2.  Ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,274,748	101	36,785	—

3.  Approve, by a non-binding vote, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,786,159	27,559	3,105	1,494,811

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RECON TECHNOLOGY, LTD.

Date: July 6, 2016	By:	/s/ Liu Jia
Name: Liu Jia
Title: Chief Financial Officer